UNITED  STATES  BANKRUPTCY  COURT               (AJR-4016)         EXHIBIT  10.1
SOUTHERN  DISTRICT  OF  NEW  YORK
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                                                Chapter  7
In  Re:

CHIEF  EXECUTIVE  OFFICERS  CLUBS,  INC.,       Case  No:  02-14829(SMB)

                    Debtor.                     Honorable  Stuart  M.  Bernstein

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KENNETH  P.  SILVERMAN,  ESQ.  as  Trustee
for  the  Estate  of  CHIEF EXECUTIVE           Adv. Proc. No.: 04-04719-smb
OFFICERS  CLUBS,  INC.,

                    Plaintiff,
          -against-                             COMPLAINT

CEO  CLUBS  CHINA  LIMITED  AND  CHINA
WORLD  TRADE  CORPORATION,  SIMON  GUO,
AND  JP  LI,

                    Defendants.
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     KENNETH  P.  SILVERMAN,  ESQ.  as Trustee for the Estate of CHIEF EXECUTIVE
OFFICERS CLUBS, INC. ("Trustee" and/or "Plaintiff"), by its attorneys, the Law Offices of Avrum J. Rosen, as and for its complaint in this adversary proceeding, respectfully represents as follows:

                               BANKRUPTCY HISTORY

1. CHIEF EXECUTIVE OFFICERS CLUBS, INC. ("the Debtor") filed a voluntary petition pursuant to Chapter 11 of Title 11 of the United States Code ("the Bankruptcy Code") on September 30, 2002.

2. Prior to and at the time of the filing of the petition, the Debtor was and is a domestic not-for-profit corporation in the State of New York and filed with the New York Department of State on July 2, 2003.

3. On November 18, 2002, the Bankruptcy Court ordered the appointment of a Chapter 11 operating Trustee.

4. On November 27, 2002, Kenneth P. Silverman was appointed the Chapter 11 Operating Trustee for this Debtor's bankruptcy estate.

5. By Order dated March 11, 2003, this case was converted to one under Chapter 7 of the Bankruptcy Code.

6. By Order dated March 24, 2003, the Court appointed the Plaintiff as Chapter 7 trustee.

7. By Complaint dated June 18, 2003 and filed with the Bankruptcy Court on June 19, 2003, the Trustee commenced Adversary Proceeding No. 03-4315 against Joseph Mancuso, the principal of the Debtor ("Mancuso Adversary Proceeding"). A copy of the Complaint is on file with the Court's Electronic Case Filing System under Adv. Proc. No.: 03-4315.

8. By Complaint dated July 2, 2004, the Trustee commenced an Adversary Proceeding against CEO Clubs International, Inc. and several other successor for profit and not for profit corporations which were related to the Debtor under Adversary Proceeding No. 04-2820 ("the CEO Clubs Adversary Proceeding"). A copy of the Complaint is on file with the Court's Electronic Case Filing System under Adv. Proc. No. 04-2820.

9. In the CEO Clubs Adversary Proceeding, the Trustee alleged that the assets of the Debtor, including the customer lists, name, web page, goodwill and other assets of the Debtor, were transferred by Mr. Mancuso and others, including Simon Guo and J.P. Li, to CEO defendants.

10. Defaults on liability were taken against most of the defendants in connection with the CEO Clubs Adversary Proceeding.

                                   THE PARTIES

11.  The  Plaintiff  is  the  Chapter  7  Trustee in the within bankruptcy case.

12. Upon information and belief, CEO Clubs China Limited is a Hong Kong corporation (hereinafter "Defendant CEO" or "CEO Clubs China").

13. Upon information and belief, China Word Trade Corporation ("Defendant CWTP" or "CWTP") is a Nevada corporation. The agent designated with the Nevada Secretary of State to accept service of process is Gateway Enterprises, Inc., 3230 E. Flamingo Road, Suite 156, Las Vegas, NV 89121.

14. Upon information and belief, SIMON GUO, is an individual who is a Director of Defendant CEO Clubs China and maintains an address at 295 Greenwich
     Street,  Suite  514,  New  York,  New  York  10007.

15. Upon information and belief, J.P. LI, is an individual who is a Director of Defendant CEO Clubs China and maintains an address at 295 Greenwich Street, Suite 514, New York, New York 10007.

                            JURISDICTIONAL PREDICATE

16. This Court has jurisdiction over this adversary proceeding pursuant to 28 U.S.C. 157 (b)(1) and (2)(A)(E) and (O).

17. This adversary proceeding relates to the above captioned bankruptcy proceeding pending in the Bankruptcy Court for the Southern District of New York and is a "core proceeding" as that term is defined in 28 U.S.C. 157
     (a),  (b)(1), (B)(2)(A, E & O) and 11 U.S.C. 549, 550 and 105 and 28 U.S.C.
     959  and  Bankruptcy  Rules  7001  et.  seq.

18. In the event that this Court determines that this cause of action, as alleged herein, is not a core proceeding, the Plaintiff consents to the entry of final orders and judgment by this Court determining such causes of action.

                               STATEMENT OF FACTS
                               ------------------

19. Upon information and belief, the assets of the instant Chapter 7 estate were transferred to Defendant CEO Clubs China.

20. Upon information and belief, Defendant CEO Clubs China subsequently transferred the assets of the within Chapter 7 estate to Defendants CWTC for a stock swap and deferred compensation as well as an obligation to infuse $120,000.00 into the business. A copy of the press release announcing the aforementioned transaction is annexed hereto as Exhibit "A" and made a part hereof. A copy of CWTC's Form 10-QSB filing with the United States Securities Exchange Commission for the period ending June 30, 2004 is annexed hereto as Exhibit "B" and made a part hereof.

21. The total consideration for the sale of the assets of the within Chapter 7 estate is an amount not less than $480,000.00.

22. The assets of the instant Chapter 7 estate were transferred to Defendant CEO Clubs China and then subsequently transferred to Defendant CWTC without the knowledge or consent of the Trustee.

23. The assets of the within Chapter 7 estate, which were formerly assets of a not-for- profit organization, were transferred without the knowledge or consent of the New York State Attorney General.

24. Upon information and belief, prior to the sale of the assets of this estate and subsequent thereto, J.P. Li was and is a director of the Defendant CEO Clubs China.

25. Upon information and belief, J.P. Li had knowledge of the instant bankruptcy filing by the Debtor.

26. Upon information and belief, prior to the sale of the assets of this estate and subsequent thereto, Simon Guo was and is a director of the Defendant CEO Clubs China.

27. Upon information and belief, Simon Guo had knowledge of the instant bankruptcy filing by the Debtor.

28. Upon information and belief, CEO Clubs China had knowledge of the Debtor's bankruptcy filing prior to and subsequent to the transfer of the assets of the within bankruptcy estate.

                       AS AND FOR A FIRST CAUSE OF ACTION

29. Plaintiff repeats and realleges each and every allegation contained in paragraphs "1" through "28" as though it was fully set forth herein.

30. Pursuant to Section 549(a) of the Bankruptcy Code, "the trustee may avoid a transfer of property o the estate- (1) that occurs after the commencement of the case;" and "(2)(B) that is not authorized under this title or by the court".

31. Upon the conversion of the instant bankruptcy case to one under Chapter 7, the assets of the Debtor, including the customer lists, name, web page, goodwill and other assets of the Debtor, became property of the instant Chapter 7 estate pursuant to Section 541 of the Bankruptcy Code.

32. The transfer of the assets of the Chapter 7 estate to Defendant CEO Clubs China was without the consent and/or knowledge of the Trustee and was not in accordance with an Order of the Bankruptcy Court.

33. In view of the foregoing, it is respectfully requested that this Court enter a judgment determining that the transfer of the assets of this estate to CEO Clubs China was an unauthorized post-petition transfer in violation of Section 549 of the Bankruptcy Code and is therefore avoided.

                       AS AND FOR A SECOND CAUSE OF ACTION

34. Plaintiff repeats and realleges each and every allegation set forth in paragraphs "1" through "33" as though it is fully set forth herein.

35. Pursuant to Section 550(a)(1) and (2) of the Bankruptcy Code, "to the extent that a transfer is avoided under section 549, the trustee may recover, for the benefit of the estate, the property transferred, or, if the court so orders, the value of such property, from (1) the initial transferee of such transfer or the entity for whose benefit such transfer was made: or (2) any immediate or mediate transferee of such initial transferee".

36. Pursuant to Section 550(b) of the Bankruptcy Code, the "trustee may not recover under subsection (a)(2) of this section from (1) a transferee that takes for value, including satisfaction or securing of a present or antecedent debt, in good faith, and without knowledge of the voidability of the transfer avoided or (2) any immediate or mediate good faith transferee of such transferee."

37. Defendant CEO Clubs China is a related entity of the Debtor, knew of the Debtor's bankruptcy filing and of the avoidability of transaction with Defendant CWTC.

38. Accordingly, Defendant CEO is not a good faith purchaser without knowledge of the voidability of the transaction with Defendant CWTC.

39. By virtue of the foregoing, Plaintiff demands judgment against Defendant CEO Clubs China pursuant to Section 550(b)(1) of the Bankruptcy Code in the amount equal to the value of the assets of the estate that were transferred not less than $480,000.00.

                       AS AND FOR A THIRD CAUSE OF ACTION

40. Plaintiff repeats and realleges each and every allegation contained in paragraphs "1" through "39" as though it was fully set forth herein.

41. CEO Clubs China transferred the assets of this Chapter 7 estate to Defendant CWTC without the knowledge of the Trustee or the consent of the Trustee and not in accordance with an Order from the Bankruptcy Court.

42. In view of the foregoing, Plaintiff demands a judgment against Defendant CWTC determining that the transfer of the assets of this estate from Defendant CEO Clubs China to Defendant CWTC was an unauthorized post-petition transfer in violation of Section 549 of the Bankruptcy Code and is therefore avoided.

                       AS AND FOR A FOURTH CAUSE OF ACTION

43. Plaintiff repeats and realleges each and every allegation set forth in paragraphs "1" through "42" as though it is fully set forth herein.

44. Defendant CWTC hired former employees and/or directors of the Debtor and/or any of the Debtor's related entities as its own directors.

45. Defendant CWTC had knowledge of the Debtor's bankruptcy filing at the time of the transaction with Defendant CEO Clubs China.

46. Defendant CWTC had knowledge of CEO Clubs status as a not-for profit corporation as it is listed on its website.

47. Defendant CWTC is not a good faith purchaser without knowledge of the voidability of the transaction with Defendant CEO Clubs China.

48. In view of the foregoing, Plaintiff demands judgment against CWTC pursuant to Section 550(a) of the Bankruptcy Code in an amount equal to the value of the assets of the Chapter 7 estate that were transferred to it from Defendant CEO Clubs China not less than $480,000.00.

                       AS AND FOR A FIFTH CAUSE OF ACTION

49. Plaintiff repeats and realleges each and every allegation in paragraphs "1" through "48" as though it is fully set forth herein.

50. Pursuant to New York's Not-for-Profit law section 1002(a), the board of a not- for- profit corporation shall adopt a plan for dissolution of the corporation and the distribution of its assets.

51. Pursuant to New York's Not- for- Profit law section 1002(b), a copy of a plan of dissolution and distribution of the assets of a not-for-profit corporation is to be filed with the Office of the Attorney General within ten days of its adoption with the board.

52. A plan of dissolution and distribution of assets of the Debtor was not filed with the Office of the Attorney General by the Debtor, any of the Debtor's related entities, Defendant CEO Clubs China or Defendant CWTC.

53. The Office of the Attorney General was not advised of the transfer of the assets of the Debtor.

54. Accordingly, the transfer of the asset of this estate violates New York State Not -For-Profit law Sections 1002 (a) and (b).

55. In view of the foregoing, it is respectfully requested that this Court enter a judgment pursuant to Section 105 of the Bankruptcy Code determining that the sale of the assets of the estate to Defendant CEO Clubs China and Defendant CWTC is void as it violates New York State Law and granting Plaintiff damages in an amount equal to the value of the assets transferred not less than $480,000.00.

                       AS AND FOR A SIXTH CAUSE OF ACTION

56. Plaintiff repeats and realleges each and every allegation set forth in paragraphs "1" through "55" as though it is fully set forth herein.

57. Defendant Simon Guo was and is a Director of CEO Clubs of China, a related entity of the Debtor which transferred its assets to CEO Clubs China, Limited, also a related entity of the Debtor wherein Simon Guo was and is a Director.

58. Defendant Simon Guo is a named defendant in an adversary proceeding also pending before this Court and has appeared in that action.

59. Defendant CEO Clubs of China is a named defendant in an adversary proceeding also pending before this Court and has appeared in that action.

60. Defendant Simon Guo knew of the Debtor's bankruptcy filing and of the avoidability of transaction with Defendants CEO Clubs China and CWTC.

61. Defendant Simon Guo received two interest-free advances from Defendant CWTC each in the amount of $28,942.00 for a total advance of $57,884.00.

62. Accordingly, Defendant Simon Guo did not obtain funds without knowledge of the voidability of the transaction with Defendant CWTC.

63. Defendant Simon Guo, as a director of CEO Clubs China had full knowledge of the transfer of assets of this Chapter 7 estate to Defendant CWTC which was without the knowledge of the Trustee or the consent of the Trustee and not in accordance with an Order from the Bankruptcy Court.

64. In view of the foregoing, Plaintiff demands a judgment against Defendant Simon Guo determining that the transfer of the assets of this estate to Simon Guo as advances were unauthorized post-petition transfers in violation of Section 549 of the Bankruptcy Code and are therefore avoided.

65. By virtue of the foregoing, Plaintiff demands judgment against Defendant Simon Guo pursuant to Section 550(b)(1) of the Bankruptcy Code in the sum of $57,884.00.

                      AS AND FOR A SEVENTH CAUSE OF ACTION

66. Plaintiff repeats and realleges each and every allegation set forth in paragraphs "1" through "65" as though it is fully set forth herein.

67. Defendant Li Jingping (J.P. Li) was and is a Director of CEO Clubs of China, a related entity of the Debtor, which transferred its assets to CEO Clubs China, Limited, also a related entity of the Debtor wherein J.P. Li was and is a Director

68. Defendant J.P. Li is a named defendant in an adversary proceeding also pending before this Court and has defaulted in that action. A Clerk's Entry of Default was entered against J.P. Li.

69. Defendant J.P. Li knew of the Debtor's bankruptcy filing and of the avoidability of transaction with Defendant CWTC.

70. Defendant J.P. Li received an interest-free advance from Defendant CWTC in the amount of $62,594.00 and in the sum of $65,771.00 for a total advance of $128,365.00.

71. Accordingly, Defendant J.P. Li did not obtain funds without knowledge of the voidability of the transaction with Defendant CWTC.

72. Defendant J.P. Li, as a director of CEO Clubs China had full knowledge of the transfer of assets of this Chapter 7 estate to Defendant CWTC which was without the knowledge of the Trustee or the consent of the Trustee and not in accordance with an Order from the Bankruptcy Court.

73. In view of the foregoing, Plaintiff demands a judgment against Defendant J.P. Li determining that the transfer of the assets of this estate to J.P. Li as advances were unauthorized post-petition transfers in violation of
     Section  549  of  the  Bankruptcy  Code  and  are  therefore  avoided.

74. By virtue of the foregoing, Plaintiff demands judgment against Defendant J.P. Li pursuant to Section 550(b)(1) of the Bankruptcy Code in the sum of $128,365.00.

     WHEREFORE, in view of the foregoing, Plaintiff respectfully requests the following relief:

(1) On the First Cause of Action, judgment determining that the transfer of the assets of this estate to CEO Clubs China was an unauthorized post-petition transfer in violation of Section 549 of the Bankruptcy Code and is therefore avoided;

(2) On the Second Cause of Action, judgment against Defendant CEO Clubs China in the amount of the value of the assets of the estate that were transferred in an amount not less than $480,000.00 pursuant to Section 550(b)(1) of the Bankruptcy Code;

(3) On the Third Cause of Action, judgment against Defendant CWTC determining that the transfer of the assets of this estate from Defendant CEO Clubs China to Defendant CWTC was an unauthorized post-petition transfer in violation of Section 549 of the Bankruptcy Code and is therefore avoided;

(4) On the Fourth Cause of Action, judgment against CWTC pursuant to Section 550(a) of the Bankruptcy Code in an amount equal to the value of the assets of the Chapter 7 estate that were transferred to it from Defendant CEO Clubs China which is not less than $480,000.00;

(5) On the Fifth Cause of Action, judgment pursuant to Section 105 of the Bankruptcy Code determining that the sale of the assets of the estate to Defendant CEO Clubs China and Defendant CWTC is void as it violates New York State Law and granting Plaintiff damages in an amount equal to the value of the assets not less than $480,000.00; and

(6) On the Sixth Cause of Action, judgment against Defendant Simon Guo in the sum of $57,884.00; and

(7) On the Seventh Cause of Action, judgment against Defendant J.P. Li in the sum of $128.365.00.

(8) such other further and different relief as this Court deems just proper and equitable.


Dated:  Huntington,  New  York
December  10,  2004
THE  LAW  OFFICES OF AVRUM J. ROSEN
Attorneys  for  the Plaintiff-Debtor

By /s/ AVRUM J. ROSEN
   ------------------
   AVRUM J. ROSEN

(a  member  of the firm)(AJR-4016)
38  New  Street
Huntington,  New York  11743
(631)  423-8527